
BUILD-A-BEAR
EST. 1997

INVESTOR UPDATE JUNE 2023

FORWARD LOOKING AND CAUTIONARY STATEMENTS

This presentation contains certain statements that are, or may be considered to be, "forward-looking statements" for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as "may," "might," "should," "expect," "plan," "anticipate," "believe," "estimate," "intend," "predict," "future," "potential" or "continue," the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business and results of operations; (b) continued or further declines in retail consumer traffic could adversely affect our financial performance and profitability; (c) declines in general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for our products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) failure to execute our omnichannel strategy and the costs of investments in e-commerce and digital technology could adversely affect our profitability; (c) we are subject to risks associated with technology and digital operations; (d) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (e) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (f) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders' best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.


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EXECUTIVE SUMMARY

BUILD-A-BEAR WORKSHOP, INC. (NYSE: BBW)

Started as a mall-based vertical kid's retailer…Pivoted to become a brand that monetizes equity via multiple channels, categories, consumers and content

In 1997, we pioneered experiential retail for kids

Today, we are a MULTI-CHANNEL, SITE-BASED EXPERIENCE and ENTERTAINMENT COMPANY with DIVERSIFIED CATEGORIES and CONSUMER SEGMENTS

BBW RECENT RESULTS

Q1 23 delivered record-breaking performance…
On top of record-breaking performance in FY2022 and FY2021

YEARS
OF HEART AND HUGS!

FY2022 MOST PROFITABLE YEAR in COMPANY HISTORY

2ND CONSECUTIVE YEAR of RECORD-BREAKING PROFITABILITY

WITH 1Q23, 9 CONSECUTIVE QUARTERS of YEAR-OVER-YEAR REVENUE GROWTH

FY2023 GUIDANCE FOR CONTINUED GROWTH

BBW SNAPSHOT: BY THE NUMBERS

25+
YEARS OF EMOTIONAL CONNECTIONS

~225MM
Furry Friends Sold Since Inception

93%
Brand Awareness*

20MM+
First Party Data Contacts, Social Media Followers & Loyalty Members

~500
Experience Locations Worldwide with Multiple Business Models

~35%
of Experience Locations Outside Traditional Malls

50MM+
Visitors Per Year to Experience Locations

~100%
Of Locations are Profitable**

~40%
of Sales to TEENS AND ADULTS

~80%
Visits are DESTINATION DRIVEN (Planned in Advance)*

>135%
Digital Demand Growth (vs pre-pandemic 2019)

3,500+
Skilled Associates and Seasoned Management

* Source: Proprietary research, LEK Consulting, 2022 survey with consumers
** North America and European corporately-operated experience location portfolio

BBW KEY INVESTOR CONSIDERATIONS

BRAND POWER PRESENTS MONETIZABLE OPPORTUNITIES:
Trusted and iconic brand appeals to today's desire for personalized, shared & *share-able* experiences, unique gifting, enthusiast/collectibles & nostalgia fueled by 25-years of one:one experiences with multi-generational demographics spanning ages, genders and socio-economic strata, who desire loyal brand relationships providing relevant engagements that can drive lifetime value

PROVEN STRATEGY AND DYNAMIC BUSINESS MODEL DIVERSIFIES REVENUE:
Multi-channel, vertical "experience locations" in a variety of viable formats, settings and geographies combined with integrated robust e-commerce business and extensive digital capabilities as well as content and key category expansions

BUSINESS STRENGTH AND MOMENTUM SUPPORTS PROVEN STRATEGIC INITIATIVES:
Strong financial results with profitable, growing revenue, high margins, good free cash flow, clean debt-free balance sheet and seasoned executive team

BBW'S UNIQUE COMPETITIVE POSITION, GROWTH OPPORTUNITIES AND SIGNIFICANT CONTROL OVER ITS FUTURE HAS BEEN COMPARATIVELY UNRECOGNIZED BY THE MARKET



BRAND POWER

BBW IS BELOVED

Well-Known | Multi-Generational | Emotional | Trusted | Extendable

93% Aided Brand Awareness*

76% Purchase consideration* of those aware

DESTINATION-DRIVEN

~80% of visits to experience locations are Planned* and the top occasion is a birthday

MULTIPLE OCCASIONS BALANCE BUSINESS SEASONALITY**



Jan-Mar
Jul-Sep
Apr-Jun
Oct-Dec

20MM+ First party data email contacts, social followers and loyalty members

* Source: Proprietary research, LEK Consulting, 2022 survey with consumers
** Reflects average results of multiple years

BBW HAS DIVERSE AND HIGHLY COVETED CONSUMERS

Build-A-Bear appeals to a broad demographic market with strong purchasing power and brand loyalty

Over 50MM annual visitors to experience locations each year. BBW guest profile:

Wide interest across ages

MILLENNIALS	GEN X	OTHERS
~40%	~40%	~20%

Household Profile

~70% have children giving us reach within households to approximately 20 million people

Interests include:
Eating out, books/reading, visiting amusement parks

Educated with spending power:

Professional careers, Appx 70% attended college



Household income
<$50K
$50K-$100K
$100-$150K
>$150K

Over 80% are homeowners

Approximately 70% are married

Source: BBW proprietary loyalty program database

Diverse Demographics

Over 40% of furry friends are for teens and adults



Female
Male
Infant/Toddler
Kids
Teens, Adults

13 BILLION ANNUAL MEDIA AND PR IMPRESSIONS

Build-A-Bear IS pop culture; iconic status drives media exposure. Our brand is regularly mentioned on popular TV shows, movies and in celebrity news


SOUTH PARK
LATE NIGHT WITH SETH MEYERS
AVENGERS ENDGAME
JIMMY Kimmel LIVE
the BIG BANG THEORY
Ryan Reynolds' search for woman's stolen teddy bear gets results: 'Mama Bear is home'
NEWS 12 LONG ISLAND
Mom
UNDERCOVER BOSS
MAN V. FOOD
People
FOX BUSINESS
ROMPER
CNN INTERNATIONAL
MSNBC
MarketingTech
Bloomberg RADIO
4 NEW YORK
USA TODAY
That cuddly feeling
53%
Build-A-Bear Announces Breakup Bears On April Fools' Day
Build-A-Bear's new Christmas movie to premiere on Hallmark Channel Friday
Dad brought to tears after receiving a teddy bear with his late mother's voice
Seeking Alpha
Build-A-Bear Workshop: We See Much More Upside
GOOD MORNING AMERICA
POPSUGAR.
abc NEWS .com

Annual media and PR impressions exceeded 10B in 2020 and 2021. Increased to 13B in 2022

BBW CO-BRANDS WITH LEADING LICENSES

License relationships with over 75 world-class collaborators from film, TV, art, games, sports and more support enthusiast, collectible, affinity and gifting businesses with appeal to expanded consumer demographics...yet BBW is a brand unto itself providing balanced sales



PROVEN STRATEGY & DYNAMIC MULTI-CHANNEL BUSINESS MODEL

BBW HARNESSES BRAND EQUITY and TECHNOLOGY TO DRIVE GROWTH

BBW operates a dynamic "circle of engagement" model designed to efficiently create multiple consumer touchpoints using our one-to-one experience locations, data capture and advanced digital analytics & communications capabilities to increase lifetime value across a variety of brand interfaces


CREATES
CONNECTION
MULTIPLE
CONSUMER
SEGMENTS
BUILD-A-BEAR
WORKSHOP
EXPERIENCES
Locations & E-commerce
BUILD-A-BEAR EST. 1997
ENGAGEMENT
Content/Communications/Category Expansion
PLACES BRAND
TOP OF MIND

FOUNDATION FOR GROWTH

DIVERISFIED EXPERIENCES & BUSINESS MODELS	TRANSFORMED DIGITAL CAPABILITIES	EXPANDED CATEGORIES & CONSUMERS

BBW HAS COMPETITIVE DYNAMIC BUSINESS MODEL

Vertical experience locations give direct consumer access and more business control

CONSUMER ACCESS:
BBW is known for its one:one personalized experiences. BBW locations have ~80% first-party data/loyalty program capture rate providing tremendous access to re-engage directly with guests


WORKSHOP
STRATEGIC BRAND INSIGHTS
PRODUCT DEVELOPMENT
SOURCING
PRODUCTION
LOGISTICS
EXPERIENCE LOCATIONS
CONSUMERS

MORE BUSINESS CONTROL:
BBW uses proprietary data to design/develop concepts that are directly sourced, distributed, marketed, priced, and sold providing business flexibility. Stores also serve as efficient fulfillment for buildabear.com

EXECUTION OF 2022 STRATEGY DELIVERING ANOTHER RECORD YEAR

Disciplined and agile execution of strategic pillars which provide a foundation, delivering record-setting results in FY2022 and a platform to leverage for further growth



DIVERSIFIED
EXPERIENCE &
BUSINESS MODELS



TRANSFORMED
DIGITAL
CAPABILITIES



EXPANDED
CATEGORIES &
CONSUMERS

EXPERIENCE LOCATIONS BUILD BRAND and SUPPORT E-COMMERCE

Award winning concept enjoys >25% average contribution margin and ~100% of our "experience locations" were EBIT positive and generate meaningful cash flow for the company

Over 50 million guests enter an experience location per year. The iconic hands-on experience builds emotional connections and captures significant consumer data and loyalty club sign-up

A broad range of formats, sizes, designs and business models allows experience locations to operate with less total square footage and higher productivity per square foot than in the past

Build-A-Bear locations act as efficient "mini distribution centers" for increased digital demand fulfillment leveraging fixed costs like labor and overhead, while reducing last mile time and expense



BUILD-A-BEAR
WORKSHOP



AMERICA'S BEST RETAILERS 2022
Newsweek
statista

Forbes
CUSTOMER EXPERIENCE ALL-STARS

Contribution margin for fiscal 2022

EXPERIENCE LOCATIONS HAVE DIVERSE FORMATS AND MODELS



Traditional Model | Tourist Locations | Walmart Model | Concourse Model | Seasonal Locations | Vending Machines | Event/Temp Locations | BAB Adventure | Cruise Ships

GREENFIELD OPPORTUNITY FOR ADDITIONAL LOCATIONS

- Opened over 20 new locations in 2022 including sites such as **Six Flags Magic Mountain** and the **Pro Football Hall of Fame;** expect to add 20-30 locations through combination of corporately-operated and third-party partner-operated models in 2023
- Recently added format called **Build-A-Bear Adventure**, which includes arcade and party rooms
- Can operate for days (events such as the NFL Experience) and weeks (Gaylord seasonal shops) to months and years

Most common business model options:

Corporately-operated store model	Third-party retail model	International franchise model
Long-term and seasonal locations in the US, Canada, the UK and Ireland	70 locations with a variety of operators primarily in the US	Currently 68 locations in 9 countries

Cedar Fair | Knott's | Kings Dominion | Kings Island | Gaylord Hotels | Busch Stadium | NFL Experience | Fairmont

Carnival | Great Wolf Lodge | The Breakers | girl scouts | Busch Gardens | Beaches | Rainforest Cafe | T-Rex | SeaWorld | Marriott | Cook Children's | Yankee Candle



Location counts as of end of 2022

E-COMMERCE GROWTH INCLUDES EXPANSION OF CONSUMER BASE

Rather than "digitizing" the BBW "physical" experience, BBW extended the reach and size of our market with diverse consumer segments including teens, adults, gift-givers, brand enthusiasts and collectors with new licensed relationships, experiences, and advanced digital marketing activities

	Experience Locations	Buildabear.com
PRIMARY TARGET	FAMILIES WITH CHILDREN	COLLECTOR AND GIFT GIVERS (TWEENS/TEENS/ADULTS)
SECONDARY TARGET	COLLECTOR & GIFT GIVERS (TWEENS/TEENS/ADULTS)	FAMILIES WITH CHILDREN
	~67% Kids ~33% Teen/Adult Age of bear "owner" registered in "Name Me" database	~70% Teen/Adult ~30% Kids Age of bear "owner" per post-purchase consumer survey

In late 2022, a new mobile first e-commerce site was launched featuring multiple "shop-in-shop" landing pages to appeal to specific consumer segments and purchase occasions

DIVERSE DIGITAL EXPERIENCES APPEAL TO VARIETY OF GUESTS

Buildabear.com offers various online shopping experiences and product options to meet the preferences of diverse consumer segments for multiple occasions and products

BUILD-A-BEAR WORKSHOP
Top landing page for ecommerce site also supports guests who want to "Plan a Visit" and "Plan a Party"

THE-BEAR-BUILDER
Guided process reflecting familiar Build-A-Bear shopping stations providing a highly step-by-step customized on-line experience.

BEAR BUILDER 3D
Interactive animated digital experience designed to appeal to a younger consumer.

HEARTBOX
Gifting solution offering for a convenient, stylish online option for a wide range of adult-to-adult gifting occasions

BUILD-A-BEAR GIFTSHOP
Makes gift shopping easy options sorted by season, occasion, recipient, price and category

THE BEAR CAVE
Age-gated shop-in-shop focused on edgier products and licensing including the "After Dark" line

BUILD-A-BEAR pajama shop
Family pajama offering with matching options focused on seasonal occasions featuring easy shopping/sizing configurator.

amazon.com / **facebook**
Third-party marketplaces allow consumers to shop online at their preferred site

BBW BUSINESS IS ENHANCED BY PROFITABLE E-COMMERCE PLATFORM

Over 135% growth in digital demand in FY 2022 vs. pre-pandemic FY2019



- E-commerce strong in both US and UK
- Salesforce technology expanding loyalty and digital capabilities and efficiencies in marketing and analytics across platform
- Comprehensive e-commerce site update including expanded mobile-first capabilities launched in Q3 2022

Expanded digital marketing technology enables efficient targeting of broadened consumer segments to drive e-commerce demand


AMERICA'S
FASTEST GROWING
ONLINE SHOPS
2022
Newsweek
statista


BE MINE

BUSINESS STRENGTH AND MOMENTUM

2022 FINANCIAL SNAPSHOT

THE MOST PROFITABLE YEAR IN BBW HISTORY

TOTAL REVENUES
$467.9MM
+13.7% OVER 2021
+83.3% OVER 2020

PRE-TAX INCOME
$61.9MM
HIGHEST IN COMPANY'S HISTORY
+$11.2MM OVER 2021
+$82.1MM OVER 2020

GROSS PROFIT MARGIN
52.5%
VS 53.0% IN 2021
VS 38.2% IN 2020

YEAR-END CASH AND EQUIVALENTS
$42.2MM
VS $32.8MM 2021
VS $34.8MM 2020



CONTINUED MOMENTUM IN FISCAL 2023

Q1 2023 DELIVERED RECORD-SETTING RESULTS

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
$120.1MM	**$19.4MM**	**$22.4MM**
Highest Q1 in company history	Highest Q1 in company history	Highest Q1 in company history
VS $117.7MM IN Q1 2022	VS $18.2MM IN Q1 2022	VS $21.5MM IN Q1 2022

2023 GUIDANCE

TOTAL REVENUES

+5%-7%*

VS 2022

With growth in all 3 operating segments

PRE-TAX INCOME

+10%-15%

VS 2022

- +20-30 EXPERIENCE LOCATIONS
- $15-$20MM CAPEX
- $13-$14MM D&A
- ~25% Tax Rate, excl. discrete items

*Fiscal 2023 is a 53-week year compared to a 52-week year in fiscal 2022; growth is expected in total revenues and pre-tax income versus the prior year exclusive of the projected benefit of the 53rd week. For reference, the additional week in fiscal 2023, which will be reflected in the fourth quarter, is estimated to be $7 million in total revenues with approximately 35% flow-through to EBITDA



CURRENT MANAGEMENT LED SUCCESSFUL BUSINESS TURNAROUND

TOTAL REVENUES
2022 highest level in over a decade


In millions
$384
$467.9
2012
2022

EBITDA
Nearly $100MM swing in profitability


In millions
-$25.4
$74.4
2012
2022

DIGITAL DEMAND
Digital revenue has grown to $65MM


% of Net Retail Sales
4%
15%
2012
2022

PROFITABLE STORES
In North America


% of corporately-operated stores that are profitable
80%
~100%
2012
2022

Contribution margin <10% | Contribution margin >25%

LOCATION DIVERSIFICATION
More than doubled non-traditional locations


% of locations in non-traditional malls
12%
35%
2012
2022

EOY fiscal 2022 vs EOY fiscal 2012

AVERAGE DOLLARS PER TRANSACTION
Over 40% appreciation in Avg DPT


$35.50
$50.59
2012
2022

EXPERIENCED MANAGEMENT DRIVES RESULTS WITH FOCUS ON FUTURE

- Proven, resilient and results-driven team successfully led company through a financial turnaround and economic uncertainties including COVID with decades of brand, marketing, toy, sourcing and retail experience
- Over eight years as a team at BBW; CEO, CFO, CDMO previously worked together



Sharon Price John
President and Chief Executive Officer

Former President of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: Hasbro, Inc., VTech Industries, Inc. and Mattel, Inc.



Jennifer Kretchmar
Chief Digital & Merchandising Officer

Former Senior Vice President of Product and Brand Management of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: The Timberland Company, Goldbug, and the United States Department of Agriculture Foreign Service



Voin Todorovic
Chief Financial Officer

Former Head of Finance and Operations Lifestyle Group Wolverine World Wide, Inc.; Vice President - Finance and Administration of the Stride Rite Children's Group. Also: Collective Brands, Inc. and Payless ShoeSource



J. Christopher Hurt
Chief Operations Officer

Former Senior Vice President, North America and Vice President/ General Manager - Factory, Canada, Mexico Retail American Eagle Outfitters, Inc.; Also: Polo Ralph Lauren and The Procter & Gamble Company



Eric Fencl
Chief Administrative Officer,
General Counsel and Secretary

Former Executive Vice President, General Counsel and Secretary: Outsourcing Solutions Inc.; Legal positions at Monsanto Company, McDonnell Douglas Corporation and Bryan Cave LLP. Also: Arthur Young & Company

CONTINUED FOCUS ON SHAREHOLDER RETURN

- Second special dividend declared on 3/8/2023 by Board of Directors reflecting ongoing commitment to continue to return value to shareholders in the form of stock repurchases and dividends, which have totaled over $80 million during the past 24 months

- As of June 7, 2023, the Company had $36.4 million available under the current $50.0 million stock repurchase program adopted 8/21/2022*



* Share repurchase program in effect through August 31, 2025

BBW IN REVIEW

BRAND POWER PRESENTS MONETIZABLE OPPORTUNITIES

PROVEN STRATEGY AND DYNAMIC BUSINESS MODEL DIVERSIFIES REVENUE

BUSINESS STRENGTH AND MOMENTUM SUPPORTS PROVEN STRATEGIC INITIATIVES

BBW'S UNIQUE COMPETITIVE POSITION, GROWTH OPPORTUNITIES AND SIGNIFICANT CONTROL OVER ITS FUTURE HAS BEEN COMPARATIVELY UNRECOGNIZED BY THE MARKET

BUILD-A-BEAR®

EST. 1997